UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2012

GLOBUS MEDICAL, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-35621	04-3744954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2560 GENERAL ARMISTEAD AVENUE, AUDUBON, PA 19403
(Address of principal executive offices) (Zip Code)
(610) 930-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On September 28, 2012 we issued a press release announcing our first PMA approval for the SECURE®-C Cervical Artificial Disc. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Globus Medical, Inc. dated September 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

Dated:	September 28, 2012	/s/ RICHARD A. BARON

Richard A. Baron
Senior Vice President
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release of Globus Medical, Inc. dated September 28, 2012.